| We shop. You save. SelectQuote, Inc. Refinancing Update January 2026 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; failure to market and sell Medicare plans effectively or in compliance with laws; and other factors related to our pharmacy business, including manufacturing or supply chain disruptions, access to and demand for prescription drugs, changes in reimbursement rates under our contracts with pharmacy benefit managers, and regulatory changes or other industry developments that may affect our pharmacy operations. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 (the "Annual Report") and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Disclaimer 2

Capital Structure Transformation

October 2024: Initial Securitization ✓

- Completed $100M securitization
- Established foundation for potential future securitizations and warehouse financing

February 2025: Preferred Equity ✓

- Announced $350M strategic investment
- Proceeds used to repay $260M of term debt and to support ongoing growth initiatives

January 2026: Term Debt Refinance ✓

- New $415M credit facility provides sufficient growth capital for foreseeable future
- $325M term loan and $90M revolving credit facility
- New maturity of January 2031

Impact

- ABS cost of capital more than 500bps lower than existing term debt
- Annual interest savings of ~$5M
- Extension of term debt maturity to September 2027

Impact

- Reduced annual cash interest obligations by more than $30M annually
- On-going cost of capital decreased by more than 150 basis points

Term Loan Maturity Schedule



Legacy Credit Facility*
$54M
$261M
CY'26
CY'27
CY'28
CY'29
CY'30
CY'31
New Credit Facility
$6M
$10M
$16M
$16M
$16M
$260M
CY'26
CY'27
CY'28
CY'29
CY'30
CY'31

*Legacy structure term loan balance of $304M as of January 8, 2026 with anticipated payment-in-kind accruals resulting in a full repayment balance of $315M on September 30, 2027.

SELECTQUOTE | We shop. You save.
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| We shop. You save. • Reduced revolver rate & term loan provisions for interest rate step downs of up to 100bps • New 5-year maturity period until January 2031 Benefits of a Refreshed Capital Structure 4 • Provides sufficient growth capital for the foreseeable future • Increased liquidity from $72M to $90M during peak AEP season Extended Maturity Enhanced Liquidity and Flexibility Improved Cost of Capital P P P

| We shop. You save. Improvements to the Capital Structure with Pathlight & UMB 5 New Structure Legacy Structure Credit Facility Type: Term Loan Maximum Revolver Term Loan Maximum Revolver Maturity Date: Jan-31 Sep-27 Credit Facility Size*: $325M $90M $315M $72M Interest Rate (bps): SOFR + 650 → (step down opportunity to SOFR + 550) SOFR + 400 SOFR + 650 SOFR + 500 *Legacy structure term loan balance of $304M as of January 8, 2026 with anticipated payment-in-kind accruals resulting in a full repayment balance of $315M on September 30, 2027